Exhibit 99.2
INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into this 6th day of October, 2011, between Bernard Chaus, Inc., a New York corporation (the “Company”), and Philip G. Barach (“Indemnitee”).

WHEREAS, Indemnitee, as a member of the Company’s board of directors (the “Board of Directors”), performs valuable services for the Company;

WHEREAS, the Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, agents and fiduciaries to expensive litigation risks;

WHEREAS, Indemnitee does not regard the current protection available for the Company’s directors as adequate under the present circumstances, and Indemnitee may not be willing to serve or continue to serve in such capacity without additional protection;

WHEREAS, the Bylaws of the Company permit the company to indemnify and advance expenses to the Company’s directors;

WHEREAS, the Company (i) desires to attract and retain the involvement of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to be involved with the Company, and (ii) wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law; and

WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

NOW, THEREFORE, in consideration of Indemnitee’s service to the Company, the parties hereto agree as follows:

1.   Indemnity of Indemnitee.  The Company hereby agrees to indemnify Indemnitee against all actions or proceedings (including one by or in the right of the Company to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which Indemnitee served in any capacity at the request of the Company, by reason of the fact that Indemnitee, or Indemnitee’s testator or intestate, was a director of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity (each a “Claim”) to the fullest extent permitted by applicable law and by the Company’s Certificate of Incorporation and Bylaws. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a New York corporation to indemnify Indemnitee, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a New York corporation to indemnify Indemnitee, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 9 hereof.

2.   Period of Indemnity.  The indemnification and expense payment obligations of the Company contained herein shall continue for so long as Indemnitee may be or become subject to any threatened or filed Claim.

3.   Indemnification Rights.

(a)   Indemnification of Expenses.  The Company shall indemnify and hold harmless Indemnitee, together with Indemnitee’s heirs and legal representatives, to the fullest extent permitted by law against any and all reasonable expenses (including reasonable attorneys’ fees actually incurred as a result of such Claim) and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, incurred by Indemnitee or arising in part in connection therewith;  “Expenses” shall include any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto.  Any payment of Expenses under this Section 3(a) shall be made by the Company as soon as practicable but in any event no later than 25 days after written demand by Indemnitee therefor is presented to the Company.  For purposes of this Agreement, references to “fines” shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan.

(b)   Reviewing Party.  In the event that Indemnitee has not been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding, the obligations of the Company under this Section 3 shall be subject to the condition that the Board of Directors or shareholders of the Company authorize such payment in conformity with the procedural provisions of Section 723(b) of the New York Business Corporation Law (the “NYBCL”).  It is understood and agreed by the Company that the Board of Directors will, if necessary or deemed desirable, appoint an Independent Legal Counsel (as defined in Section 10(c) hereof) within thirty days after a request for such payment is submitted by Indemnitee.  If there has been no determination by the Reviewing Party (as defined in Section 10(d) hereof) or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding.  Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(c)   Contribution.  If the indemnification provided for in Section 3(a) above for any reason is held by a court of competent jurisdiction to be unavailable to Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying Indemnitee thereunder, shall contribute to the amount paid or payable by Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Indemnitee as a consequence of the matter giving rise to such losses, claims, damages, expenses or liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.  In connection with the registration of the Company’s securities, the relative benefits received by the Company and Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered.  The relative fault of the Company and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 3(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  In connection with the registration of the Company’s securities, in no event shall Indemnitee be required to contribute any amount under this Section 3(c) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by Indemnitee or (ii) the proceeds received by Indemnitee from its sale of securities under such registration statement.  No person found guilty of fraudulent misrepresentation (within the meaning of Section 10(b) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(d)   Survival Regardless of Investigation.  The indemnification and contribution provided for herein will remain in full force and effect regardless of any investigation made by or on behalf of Indemnitee or any officer, director, employee, agent or controlling person of Indemnitee.

4.   Expenses; Indemnification Procedure.

(a)   Advancement of Expenses.  The Company shall advance all Expenses incurred by Indemnitee subject to the terms of this Section 4.  In order to procure an advancement of Expenses, Indemnitee must make a written demand on the Company specifying the Expenses to be advanced, and must include in that written demand an undertaking that Indemnitee will promptly repay to the Company any such advance if and to the extent it is ultimately determined, under the procedure set forth under Article 7 of the NYBCL, not to be entitled to indemnification or, where indemnification is granted, to the extent the Expenses so advanced exceed the indemnification to which Indemnitee is entitled.  The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than  ten business days after the receipt by the Company of written demand by Indemnitee therefor. Indemnitee acknowledges and agrees that the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to this Section 4(a) (an “Expense Advance”) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).  Indemnitee’s obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon.  If there has not been a Change in Control (as defined in Section 10(b) hereof), the Reviewing Party shall be the person or body selected by the Board of Directors consisting of a member or members of the Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification.  If there has been such a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 10(c) hereof.  If the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding.  Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(b)   Change in Control.  After the date hereof, the Company agrees that if there is a Change in Control of the Company then, with respect to all matters thereafter arising concerning the rights of Indemnitee to advances of Expenses under this Agreement or any other agreement or under the Company’s Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(c) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld).  The Company agrees to abide by the opinion of the Independent Legal Counsel and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all reasonable expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(c)   Notice/Cooperation by Indemnitee.  Indemnitee shall give the Company notice in writing in accordance with Section 14 of this Agreement as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement.

(d)   No Presumptions; Burden of Proof.  For all purposes of this Agreement, the termination of any civil or criminal action or claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.  In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

(e)   Notice to Insurers.  If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(c) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the Company’s policies.  The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

(f)   Selection of Counsel.  In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Claim at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized in writing by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company fails to assume, or fails to continue the assumption of, the defense of such Claim in a timely manner, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.  The Company shall not settle any action, suit or proceeding in any manner that would impose any expense, penalty or limitation on Indemnitee without Indemnitee’s written consent, which consent shall not be unreasonably withheld.

5.   Nonexclusivity.  The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the NYBCL, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

6.   No Duplication of Payments.  The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

7.   Partial Indemnification.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for the entire amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

8.   Mutual Acknowledgement.  The Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, controlling persons, agents or fiduciaries under this Agreement or otherwise.  Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s rights under public policy to indemnify Indemnitee.

9.   Exceptions.  Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee to the extent that a judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee’s acts (i) were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, (ii) if he personally gained in fact a financial profit or other advantage to which he was not legally entitled, (iii) were not for a purpose which the Indemnitee reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, or (iv) in criminal actions or proceedings, were made with reasonable cause to believe that the Indemnitee’s conduct was unlawful.  The Company shall also not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee for Expenses with respect to a threatened or pending Claim by or in the right of the Company to procure a judgment in its favor if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Exchange Act, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law.

10.   Construction of Certain Phrases.

(a)   For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b)   For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company’s then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets.

(c)   For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, (i) who shall not have otherwise performed services for the Company or Indemnitee within the last five years and (ii) except as provided in Section 4(b), who shall be selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld).

(d)   A “Reviewing Party” shall mean (i) in the case of Section 3(b), the Board of Directors or the shareholders, as the case may be and (ii) in the case of Section 4(a), the person or body selected in accordance with Section 4(a).

(e)   For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

11.   Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12.   Binding Effect; Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims regardless of whether Indemnitee continues to serve as a director of the Company or of any other enterprise, including subsidiaries of the Company, at the Company’s request.

13.   Attorneys’ Fees.  In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action if Indemnitee is ultimately successful in such action, and, subject to the terms of Section 4(a),  Indemnitee shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that all of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and, subject to the terms of Section 4(a),  Indemnitee shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that all of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

14.   Notice.  All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five calendar days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at Indemnitee’s address as set forth beneath Indemnitee’s signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as such party may designate by ten calendar days’ advance written notice to the other party hereto.

15.   Severability.  The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

16.   Choice of Law and Consent to Jurisdiction.  This Agreement shall be governed by, and its provisions construed and enforced in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.  The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Southern District of New York or a state court of the State of New York in New York County, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the jurisdiction of the Southern District of New York or the state court of the State of New York in New York County for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Southern District of New York or the state court of the State of New York in New York County, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Southern District of New York or the state court of the State of New York in New York County has been brought in an improper or inconvenient forum.

17.   Subrogation.  In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents reasonably required and shall do all acts that may be reasonably necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

18.   Amendment and Termination.  No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19.   Integration and Entire Agreement.  This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

20.   Corporate Authority.  The Board of Directors has duly approved the terms of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

COMPANY:

BERNARD CHAUS, INC., a New York corporation

By: /s/ Josephine Chaus
Name: Josephine Chaus
Title: Chairwoman of the Board & CEO

INDEMNITEE:

/s/ Philip G. Barach
Philip G. Barach

Address: 27 Pickman Dr.
Bedford, MA 01730

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